Financial risk - Bank’s sensitivity (Details) - Interest rate, measurement input - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Sensitivity to an increase or decrease in market interest rates
Increase in interest rate	50.00%	50.00%
Decrease in interest rate	(50.00%)	(50.00%)
Increase in income	$ 4,559	$ (45)
Decrease in income	(4,629)	(2,297)
Increase in equity	676	17,232
Decrease in equity	$ (206)	$ 10,772